SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( ) Preliminary Proxy Statement              ( ) Confidential, for Use of the
(X) Definitive Proxy Statement                   Commission Only (as permitted
( ) Definitive Additional Materials              by Rule 14A-6(e)(2)
( ) Soliciting Material Pursuant to ss. 240. 14A-12

--------------------------------------------------------------------------------

                          The Phoenix Edge Series Fund

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)     No fee required.
( )     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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( )     Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

Dear Policy or Contract Owner:

         A Special Meeting of Shareholders ("Special Meeting") of The Phoenix Edge Series Fund ("Fund") will be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06102 on March 18, 2002 at 10:30 a.m.

         Some or all of the variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company or a Phoenix subsidiary ("Phoenix"), is invested in shares of one or more series of the Fund. Although you are not a shareholder of the Fund, you do have the right to instruct Phoenix as to the manner in which the number of shares of each series of the Fund attributable to your policy or contract should be voted. Phoenix will vote shares of each series of the Fund based on instructions received from you and other holders of Phoenix variable life insurance policies and variable annuity contracts. Shares for which timely voting instructions are not received will be voted by Phoenix in the same proportion as the shares for which instructions are received from persons having such right.

         We have enclosed a copy of the Notice of Special Meeting of Shareholders and Proxy Statement and a card entitled "Voting Instructions". This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Proxy Statement. We recommend that you read the Proxy Statement in its entirety, as the explanations will help you to decide what voting instructions you would like to provide.

         Voting instructions executed by a Contractowner may be revoked at any time prior to Phoenix voting the shares represented thereby by the Contractowner providing Phoenix with a properly executed written revocation of such voting instructions, or by the Contractowner providing Phoenix with proper later dated voting instructions by telephone or by the Internet.

         As a convenience, you can provide voting instructions in any one of four ways:

         o    Through the Internet - www.proxyweb.com
         o    By telephone - (888) 221-0697
         o By mail - using the enclosed Voting Instructions Card(s) and postage paid envelope
         o    In Person - at the Special Meeting

         Your vote on these matters is important. Please complete each Voting Instructions Card and return it promptly in the envelope provided or vote using one of the other methods described. Please respond - in order to avoid the additional expense of further solicitation, we ask that you vote promptly. It is important that your policy or contract be represented.

                                                 Sincerely,


                                                 SIMON Y. TAN
                                                 President

                          THE PHOENIX EDGE SERIES FUND

                    Notice of Special Meeting of Shareholders
                            To Be Held March 18, 2002


Ladies and Gentlemen:

         Notice is hereby given that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of The Phoenix Edge Series Fund ("Fund") will be held on March 18, 2002 at 10:30 a.m. (Eastern time), at One American Row, Hartford, Connecticut 06102. At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series and the Phoenix-Janus Growth Series will be asked:

         (1) To consider and approve a new subadvisory agreement between Phoenix Variable Advisors, Inc. and Janus Capital Corporation; and

         (2) To transact such other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

         The Board of Trustees has fixed the close of business on February 1, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting are asked to complete, sign, date and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                              By Order of the Board of Trustees,


                                              RICHARD J. WIRTH
                                              Secretary

Hartford, Connecticut
February 25, 2002

                                 PROXY STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                         Special Meeting of Shareholders
                            to be held March 18, 2002

         The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund.

         This Proxy Statement is being furnished on behalf of the Board of Trustees ("Board" or "Trustees") of the Fund for use at the Special Meeting of Shareholders to be held on March 18, 2002, at 10:30 a.m. Eastern time, at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut, 06102 ("Special Meeting"), and at any adjournment or postponement thereof. It is expected that the shareholders will each attend the Special Meeting in person or by proxy and will vote shares of the Fund in accordance with voting instructions received from Contractowners and other voting procedures. The Trust expects that Voting Instructions Cards, as well as this Proxy Statement, will be mailed to the Contractowners on or about February 25, 2002 in order to obtain voting instructions from the Contractowners.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund currently has outstanding shares of the 30 separate investment portfolios, three of which include Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, and Phoenix-Janus Growth Series (each a "Series" and collectively, the "Series"). Phoenix Variable Advisors, Inc., ("PVA") acts as the Investment Advisor to the Series, and is located at One American Row, Hartford, CT 06102. Janus Capital Corporation ("Janus") acts as the subadvisor to the Series, and is located at 100 Fillmore Street, Denver, Colorado 80206.

                              SUMMARY OF PROPOSALS

         The proposals to be considered are summarized below:

1. To consider and approve a new subadvisory agreement between Phoenix Variable Advisors, Inc. and Janus Capital Corporation.

2. To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

         Each proposal set forth above has been unanimously approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund (within the meaning of the 1940 Act) ("Disinterested Trustees"). The Trustees recommend that you vote shares that you are entitled to vote "FOR" the proposal.

                               VOTING INFORMATION

         Shareholders of record at the close of business on February 1, 2002 ("Record Date") are entitled to notice of and to vote at the Special Meeting. On the Record Date, the following shares of each Series were issued and outstanding:

------------------------------------ -----------------------------------------
              Series                 Shares Outstanding as of February 1, 2002
------------------------------------ -----------------------------------------
Phoenix-Janus Core Equity                         2,434,432.3324
------------------------------------ -----------------------------------------
Phoenix-Janus Flexible Income                     2,758,992.0325
------------------------------------ -----------------------------------------
Phoenix-Janus Growth                              9,830,731.6495
------------------------------------ -----------------------------------------

         Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of each separate series of the Fund include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHL Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

         Each Contractowner of record at the close of business on February 1, 2002, is entitled to a notice of the meeting and will be asked to instruct Phoenix how to vote at the Special Meeting or any adjourned or postponed session. No Contractowner, to the Fund's knowledge, owns Contracts which are funded by more than five percent of the outstanding voting shares of the Fund or of any Series. The number of votes with respect to which each Contractowner will be entitled to instruct Phoenix will be determined by applying the Contractowner's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a Contractowner may provide instructions will be determined as of the Record Date.

         In accordance with its view of applicable law, Phoenix will vote the shares of each Series for which Phoenix receives voting instructions from Contractowners in accordance with those instructions. Phoenix will vote shares for which it has not received timely voting instructions from Contractowners and any shares held by Phoenix or its affiliates for their own accounts in the same proportion as the shares for which Contractowners have provided voting instructions to Phoenix.

         In addition to the proxy solicitation by mail, officers and regular employees of Phoenix or one of its affiliates may solicit voting instructions personally, by telephone or telegram. Janus will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions will be borne by Janus.

         You can provide voting instructions in any one of four ways:
         o    Through the Internet - www.proxyweb.com
         o    By telephone - (888) 221-0697
         o By mail - using the enclosed Voting Instructions Card(s) and postage paid envelope
         o    In Person - at the Special Meeting

         Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

         We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed Voting Instructions Card. These voting methods will reduce the time and costs associated with this proxy solicitation.

         As of the Record Date, the following table lists the number of shares of the Series for which Phoenix is the beneficial owner:
---------------------------------- -------------------------------------------
           Series                     Phoenix' Shares as of February 1, 2002
---------------------------------- -------------------------------------------
Phoenix-Janus Core Equity                            80,758.0691
---------------------------------- -------------------------------------------
Phoenix-Janus Flexible Income                       542,539.7598
---------------------------------- -------------------------------------------
Phoenix-Janus Growth                                      0
---------------------------------- -------------------------------------------

         As of the Record Date, less than 1% of the outstanding shares of beneficial interest of any Series were held of record or beneficially owned under a contract or policy by the Trustees or nominees for election as Trustee and by the executive officers of the Fund, as a group.

         A copy of the Fund's most recent annual report, dated December 31, 2001, has previously been furnished to Contractowners. The Fund will furnish, without charge, to any Contractowner, upon request, a copy of the 2001 Annual Report. Such requests may be directed to Phoenix Variable Products Operations, P.O. Box 8027, Boston, MA 02266-8027. Contractowners may also call toll-free at
(800) 541-0171.

         The Board knows of no business, other than that mentioned in the Notice of Special Meeting, which will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed Voting Instructions Card(s) to vote in accordance with their best judgment.

                                   PROPOSAL 1
                                   ----------
      TO CONSIDER AND APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN PHOENIX
             VARIABLE ADVISORS, INC. AND JANUS CAPITAL CORPORATION

         PVA has entered into a subadvisory arrangement with Janus pursuant to a subadvisory agreement between PVA and Janus dated December 15, 1999. As explained in more detail below, the shareholders of the Series are being asked to approve a new subadvisory agreement between PVA and Janus. The new subadvisory agreement will contain terms substantially the same as those in the current subadvisory agreement. The existing advisory agreement between the Fund and PVA is not affected or modified by the transaction described herein and shall remain in full force and effect.

         Immediately prior to the transaction described below, Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, owned 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

         On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the Transaction"). Under the terms of the Stock Agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the total purchase price expected to be paid by Stilwell to Mr. Bailey is $603,000,000. Stilwell and Mr. Bailey closed the Transaction on November 9, 2001, for a total purchase price of $603,320,333 (including applicable interest). Following the transaction, Stilwell owns approximately 98% of the outstanding voting shares of Janus.

         Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Series will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Janus trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

         Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable assumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the Fund trustees that they do not believe that consummation of the Transaction will cause an assignment of the current subadvisory agreement. The Fund's trustees have, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the subadvisory agreement, Janus has advised the Fund's Trustees that it believes that it is prudent and in the best interest of Janus and the Series to obtain shareholder approval of the new subadvisory agreement.

THE CURRENT SUBADVISORY AGREEMENT

         The following chart lists the date of the current subadvisory agreement, the date it was last considered and renewed or approved by the trustees, the date on which it was last approved by shareholders, and the reason it was last submitted for shareholder approval.

                                            Date of Current            Date Last Approved
                                            Subadvisory                or Renewed by             Date Last Approved
Name of Series                              Agreement                  Trustees                  by Shareholders*
-----------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity                   12/15/99                   11/13/01                  11/20/00
Phoenix-Janus Flexible Income               12/15/99                   11/13/01                  11/20/00
Phoenix-Janus Growth                        12/15/99                   11/13/01                  11/20/00

*The shareholders were asked at the November 20, 2000 shareholder meeting to approve the current subadvisory agreement between PVA and Janus, pursuant to the requirements of the Investment Company Act of 1940.

         The following table summarizes the subadvisory fees paid by the Series to Janus and any subadvisory fee waivers for the fiscal year ended December 31, 2001.

                                                     Aggregate Advisory
Name of Series                                       Fees Paid
--------------------------------------------------------------------------------
Phoenix-Janus Core Equity                            $  103,233.99
Phoenix-Janus Flexible Income                        $  107,273.34
Phoenix-Janus Growth                                 $  379,333.32

         Under the current agreement, Janus provides investment advisory services to each Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Series may own or contemplate acquiring from time to time. All services under the subadvisory agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the trustees, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

         Janus has the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Trustees. Janus provides an investment program for each Janus Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Trustees and PVA in consultation with Janus. Janus has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the current and new subadvisory agreement.

         Unless instructed otherwise by PVA, Janus places all orders for the purchase and sale of investments for the Janus Series with brokers or dealers selected by Janus, which may include brokers or dealers affiliated with Janus. Janus uses its best efforts to obtain best execution of transactions at prices that are advantageous to the Janus Series and at commission rates that are reasonable in relation to the benefits received. However, Janus may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Janus. Janus may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which Janus exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Series commissions will necessarily be used by Janus in managing the Series, but may be allocated among other accounts, as appropriate.

THE NEW SUBADVISORY AGREEMENT

         The new subadvisory agreement contains the same terms as the current subadvisory agreement. The initial term of the new subadvisory agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its new effective date. A form of the new subadvisory agreement for the Series is attached to this proxy statement as Exhibit A.

         As compensation for its services, Janus will be entitled to receive from each Series fees calculated as a percentage of each Series average daily net assets. Fees under the new subadvisory agreement will be calculated at the same rate as those incurred under the current subadvisory agreement. Each fee is calculated daily and paid monthly. The annual rate paid by each Series is set forth below.

                                               Subadvisory Fee under Current and
Name of Series                                 New Subadvisory Agreement
--------------------------------------------------------------------------------
Phoenix-Janus Core Equity                            0.55% first $100 million
                                                     0.50% next $400 million
                                                     0.45% over $500 million

Phoenix-Janus Flexible Income                        0.55% first $100 million
                                                     0.50% next $400 million
                                                     0.45% over $500 million

Phoenix-Janus Growth                                 0.55% first $100 million
                                                     0.50% next $400 million
                                                     0.45% over $500 million

         Contingent upon receipt of shareholder approval, the new subadvisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus' board of directors under the Stock Agreement, currently anticipated to be on or about March 28, 2002 and is then renewable annually upon approval by (i) the majority of those members of the Fund's Trustees who are not interested persons of the Fund, PVA, or Janus, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) the Fund's Trustees or vote of a majority of outstanding voting securities of the applicable Series; provided, however, that if the agreement or the continuation of the agreement is not approved, Janus may continue to render services under this agreement in the manner and to the extent permitted by the 1940 Act and applicable regulations.

         Exhibits B through D compare the Series and other funds that have similar investment objectives as the Janus Series. These exhibits state the size of such other funds and the rate of investment advisor's compensation.

TRUSTEES' CONSIDERATIONS

         The Fund's procedures and the Investment Company Act of 1940 require annual review and approval of principal contracts, including investment advisory agreements and subadvisory agreements in the management of the Funds.

         Under Section 36(b) of the Investment Company Act of 1940, an investment advisor or subadvisor has a fiduciary duty to mutual fund shareholders with respect to compensation received by it for services rendered. An investment advisor or subadvisor is not permitted to charge fees deemed to be excessive. Under Section 15(c) of that Act, the Trustees of a fund are charged with requesting and evaluating such information as may reasonably be necessary to evaluate the terms of an advisory agreement, including fees. A letter dated September 18, 2001 requesting such information had been sent on behalf of the Board of Trustees to Janus whose contracts were under review at the Board's November 13, 2001 meeting.

         With the information that Janus provided (see below), the Trustees considered the following items: (1) nature, extent and quality of services; (2) availability of economies of scale; (3) return of investment (performance results); (4) prevailing advisory fees; (5) volume of orders processed by advisors; (6) overall costs of providing services; and (7) the advisor's profitability.

The Trustees considered information about, among other things:

        1. Janus and its personnel (including particularly those personnel with responsibilities for providing services to the Series), resources and investment process;

        2.  the terms of the subadvisory agreement;

        3. the scope and quality of the services that Janus has been providing to the Series;

        4. the investment performance of each Series and of similar funds managed by other advisors over various periods;

        5. the subadvisory fee rates payable to Janus by the Series and by other funds and client accounts managed by Janus, and payable by similar funds managed by other advisors;

        6. the total expense ratio of each Series and of similar funds managed by other advisors;

        7. compensation payable by Series to affiliates of Janus for other services;

        8.  the profitability to Janus and its affiliates; and

        9. Janus' use of the Series' portfolio brokerage transactions to obtain research benefiting the Series or other Janus clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Series.

         On November 13, 2001, the Trustees of the Fund, including the Independent Trustees, having requested and evaluated such information as is believed to be reasonably necessary to evaluate the terms, including compensation, of the current subadvisory agreement between PVA and Janus unanimously voted to continue the current subadvisory agreement.

         The Trustees also approved, subject to shareholder approval, the new subadvisory agreement between PVA and Janus, with such non-material changes as the President of the Fund may approve.

ADDITIONAL INFORMATION

         PVA is wholly owned by PM Holdings, Inc., located at One American
Row, Hartford, Connecticut 06102. PM Holdings, Inc. owns 100% of PVA's voting securities. PM Holdings, Inc. is wholly owned by Phoenix Life Insurance Company, located at One American Row, Hartford, Connecticut 06102. Phoenix Life Insurance Company owns 100% of PM Holdings, Inc.'s voting securities. Phoenix Life Insurance Company is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06102. The Phoenix Companies, Inc. owns 100% of the Phoenix Life Insurance Company's voting securities.

The Directors and Principal Executive Officers of PVA are listed in the below chart.

------------------------------------------- ---------------------------------------- ----------------------------------------
Directors and Executive Officers            Position with the Advisor                Principal Occupation
------------------------------------------- ---------------------------------------- ----------------------------------------
Michael J. Gilotti**                        Director***                              Various positions with Phoenix Life
                                                                                     Insurance Company and its various
                                                                                     subsidiaries
------------------------------------------- ---------------------------------------- ----------------------------------------
Robert E. Primmer**                         Director                                 Various positions with Phoenix Life
                                                                                     Insurance Company and its various
                                                                                     subsidiaries
------------------------------------------- ---------------------------------------- ----------------------------------------
Simon Y. Tan*                               Director, President***                   Various positions with Phoenix Life
                                                                                     Insurance Company and its various
                                                                                     subsidiaries
------------------------------------------- ---------------------------------------- ----------------------------------------
John H. Beers*                              Vice President, Secretary***             Vice President, Chief Compliance
                                                                                     Officer and Secretary of Phoenix Life
                                                                                     Insurance Company
------------------------------------------- ---------------------------------------- ----------------------------------------
Doreen A. Bonner*                           Vice President, Compliance               Director, Individual Market
                                            Officer***                               Development of Phoenix Life Insurance
                                                                                     Company
------------------------------------------- ---------------------------------------- ----------------------------------------

* The address of each is One American Row, Hartford, Connecticut 06102.

** The address of each is 38 Prospect Street, Hartford, Connecticut 06115.

*** Each is also a Director and/or Officer of the Fund.

The Directors and Principal Executive Officer of Janus are listed in the below chart.

------------------------------------------- ---------------------------------------- ----------------------------------------
Directors and Executive Officer             Address                                  Principal Occupation
------------------------------------------- ---------------------------------------- ----------------------------------------
Thomas H. Bailey                            100 Fillmore Street                      Director, President, Chairman and
                                            Denver, CO 80206                         Chief Executive Officer of Janus
------------------------------------------- ---------------------------------------- ----------------------------------------
Helen Young Hayes                           100 Fillmore Street                      Director and Vice President of Janus;
                                            Denver, CO 80206                         Executive Vice President and Portfolio
                                                                                     Manager of Janus Overseas Fund, Janus
                                                                                     Worldwide Fund, Janus Aspen
                                                                                     International Growth Portfolio, Janus
                                                                                     Aspen Worldwide Growth Portfolio,
                                                                                     Janus Adviser Growth Portfolio, Janus
                                                                                     Adviser International Fund and Janus
                                                                                     Adviser Worldwide Fund
------------------------------------------- ---------------------------------------- ----------------------------------------
Michael E. Herman                           6201 Ward Parkway                        Private investor
                                            Kansas City, MO 64113
------------------------------------------- ---------------------------------------- ----------------------------------------
Thomas A. McDonnell                         DST Systems, Inc.                        President and Chief Executive Officer
                                            333 West 11th Street, 5th Floor          of DST Systems, Inc.
                                            Kansas City, MO 64105
------------------------------------------- ---------------------------------------- ----------------------------------------
Landon H. Rowland                           Stilwell Financial Inc.                  Chairman, President and Chief
                                            920 Main Street, 21st Floor              Executive Officer of Stilwell
                                            Kansas City, MO 64105-2008               Financial Inc.
------------------------------------------- ---------------------------------------- ----------------------------------------
Michael Stolper                             Stolper & Co., Inc.                      President of Stolper & Co., Inc.
                                            One America Plaza                        (an investment advisory firm).
                                            600 West Broadway, Suite 1010
                                            San Diego, CA 92101
------------------------------------------- ---------------------------------------- ----------------------------------------

         If Proposal 1 is not approved by the shareholders of the Series, the Trustees will determine the appropriate actions to be taken with respect to such Series' subadvisory arrangements at that time.

         In the event that the shareholders of any Fund have not approved the New Subadvisory Agreement for their Fund at the time of the expiration of Mr. Bailey's contractual management rights, Janus will enter into an interim subadvisory agreement for that Fund pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following expiration. The interim subadvisory agreement for a Fund will be in substantially the form of the proposed New Subadvisory Agreement for the Fund but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Subadvisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If a Fund has not received the requisite shareholder approval for the New Subadvisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

                                   PROPOSAL 2
                                   ----------

                          TRANSACT SUCH OTHER BUSINESS
                    THAT MAY PROPERLY COME BEFORE THE MEETING
                   OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF

         As of the date of this Proxy Statement, management of the Fund knows of no other business to be presented at the Special Meeting. However, if other matters should be properly presented, the persons named on the enclosed Voting Instructions Card(s) will vote in accordance with their judgment on such matters.

                               VOTING INFORMATION

         The presence at the meeting, in person or by proxy, of shareholders representing a majority of the shares outstanding and entitled to vote on a matter, determined on a Series by Series basis for votes that are by Series, constitutes a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to a proposal.

         VOTES NECESSARY TO APPROVE PROPOSAL 1. The affirmative vote of the holders of a majority of the outstanding voting shares (as defined in the 1940
Act) of the Series is required to consider and approve a new subadvisory agreement between Phoenix Variable Advisors, Inc. and Janus Capital Corporation with respect to each such Series (Proposal 1). Each series will vote separately on the agreement that will apply to that series only. The 1940 Act defines the majority of the outstanding voting shares of a Series as the lesser of (i) the vote of the holders of 67% or more of the outstanding voting shares of the Series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that Series are present in person or by proxy, or
(ii) the vote of the holders of more than 50% of the outstanding voting shares of the Series. Because abstentions will be counted as shares present at the Special Meeting, abstentions will have the effect of a vote against Proposal 1.

         ADJOURNMENTS. In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special

Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Special Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Special Meeting.

                                SERVICE PROVIDERS

         The following is a list of the Fund's service providers for the Series and their addresses:
------------------------------------------- ------------------------------------
Name and Address of Service Provider        Service:
------------------------------------------- ------------------------------------
Phoenix Variable Advisors, Inc.             Investment Advisor
One American Row
Hartford, CT 06102-5056
------------------------------------------- ------------------------------------
Janus Capital Corporation                   Subadvisor
100 Fillmore Street
Denver, CO 80206
------------------------------------------- ------------------------------------
Phoenix Equity Planning Corporation         Financial Agent
100 Bright Meadow Boulevard
Enfield, CT 06803
------------------------------------------- ------------------------------------

                           FUTURE SHAREHOLDER MEETINGS

         As a Massachusetts business trust, the Fund does not hold shareholder meetings, unless required by the 1940 Act. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

                  Richard J. Wirth
                  Phoenix Life Insurance Company
                  One American Row
                  PO Box 5056
                  Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                              By Order of the Board of Trustees,


                                              RICHARD J. WIRTH
                                              Secretary

Hartford, Connecticut
February 25, 2002

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                              ---------------------

                              AMENDED AND RESTATED
                        SUB-INVESTMENT ADVISORY AGREEMENT

         This Amended and Restated Sub-Investment Advisory Agreement (this "Agreement") is entered into as of ___________, 2002, by and between Phoenix Variable Advisors, Inc., a Delaware corporation ("Investment Manager") and Janus Capital Corporation, a Colorado corporation ("JCC").

                                    RECITALS
                                    --------

         a. Investment Manager had entered into an Investment Management Agreement dated December 15,1999 (the "Investment Management Agreement") with The Phoenix Edge Series Fund (the "Fund"), to act as investment manager to the Phoenix-Janus Core Equity Series, the Phoenix-Janus Flex Income Series and the Phoenix-Janus Growth Series, which are series of the Fund (collectively the "Portfolios"). A transaction that could be considered a change of control of JCC will take place on or about March 28, 2002, resulting in the potential assignment of the Investment Management Agreement. In order to avoid the termination of the Investment Management Agreement on or about March 28, 2002 (the presumed consummation of the foregoing transfer), on November 13, 2001, the Board of Trustees of the Fund approved the renewal and restatement of the Investment Management Agreement on the terms and conditions stated herein.

         b. The Agreement provides that Investment Manager may engage a sub-investment adviser to furnish investment information and advice to assist Investment Manager in carrying out its responsibilities under the Agreement.

         c. Investment Manager and the Trustees of the Fund desire to retain JCC to render investment management services to Investment Manager in the manner and in the terms set forth in this Agreement.

                                    AGREEMENT
                                    ---------

         In consideration of the mutual covenants and agreements set forth in this Agreement, Investment Manager and JCC agree as follows:

         1.       Sub-Investment Adviser Services.

                  (a) JCC shall, subject to the control of the Trustees of the Fund and to the supervision of Investment Manager, have exclusive authority to manage the investment and reinvestment of the assets of the Portfolios, including cash, provided that such management is in accordance with the Fund's declaration of trust and in its registration statements under the Investment Company Act of 1940 (the "1940 Act"), Investment Manager acknowledges that JCC has authority to trade every day the market is open. JCC makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or that the Portfolios will perform comparably with any standard or index, including other clients of JCC, whether public or private.

                  (b) Subject to the understanding that JCC shall not be responsible for portfolio accounting and shall not be required to generate information derived from portfolio accounting data or to disclose proprietary information, JCC shall furnish Investment Manager with quarterly reports, in form and substance acceptable to the Investment Manager, with respect to:

                  (i)      compliance with JCC's code of ethics;


                  (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended;

                  (iii)    diversification of Portfolio assets in
                           accordance with the then prevailing
                           prospectus and statement of additional
                           information pertaining to the Portfolios and governing laws;

                  (iv)     the implementation of the Portfolios'
                           investment program, including, without
                           limitation, analysis of Portfolio
                           performance; and

                  (v) any other reports reasonably requested in accordance with or described in this Agreement.

                  (c) Upon prior notice, JCC shall permit the financial statements, books and records with respect to the Portfolios to be inspected and audited by Investment Manager (and/or the independent accountants for Investment Manager or the Fund) at all reasonable times during normal business hours. JCC agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Investment Manager as agent of the Fund, and promptly upon request surrendered to either.

                  (d) JCC has provided to Investment Manager a copy of JCC's Form ADV as filed with the Securities and Exchange Commission. JCC shall provide to Investment Manager a list of persons who JCC wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolios.

                  (e) JCC shall be responsible for the preparation and filing of
Schedule 13G and Form 13F on behalf of the Portfolios. JCC shall not be responsible for the preparation or filing of any reports required of the Portfolios by any governmental or regulatory agency, except as expressly agreed to in writing. JCC will cooperate (establishing proxy handling procedures acceptable to Investment Manager) with such authorized representative of the Fund granted authority to vote proxies solicited by or with respect to the issuers of securities in which Fund assets are invested.

                  (f) JCC shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90%-source test, for which JCC determines it has not been provided sufficient information in accordance with Section 2 of this Agreement or otherwise. All such monitoring shall be the responsibility of Investment Manager.

                  (g) JCC accepts its appointment as a sub-investment adviser and agrees to provide an investment program for the Portfolios consistent with their investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board of Trustees and Investment Manager in consultation with JCC. In managing the Portfolios JCC agrees to use its best professional judgment to make investment decisions for the Portfolios in accordance with the provisions of this Agreement.

                  (h) JCC agrees to attendance by appropriate representatives of the Investment Manager at meetings requested by the Investment Manager or Trustees at such time(s) and location(s) as reasonably requested by the Investment Manager or Trustees. JCC also agrees to participation, overall assistance and support in marketing the Portfolios, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Investment Manager.

                  (i) JCC will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Portfolios for which the recordkeeping agent seeks assistance from or identifies for review by JCC. The parties agree that, consistent with applicable law, JCC will not bear responsibility for the determination of value of any such securities or other assets.

         2.       Obligations of Investment Manager and the Portfolio.

                  (a) Investment Manager has provided to JCC the information and documents listed on the attached Exhibit A. Throughout the term of this Agreement, Investment Manager shall continue to provide such information and documents to JCC, including any amendments, updates or supplements to such information or documents, before or at the time the amendments, updates or supplements become effective. Investment Manager shall timely furnish JCC with such additional information as may be reasonably necessary for or requested by JCC to perform its responsibilities pursuant to this Agreement.

                  (b) Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts JCC deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

                  (c) Investment Manager will deliver to JCC any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         3. Custodian. The Portfolio assets shall be maintained in the custody of the custodian identified pursuant to Exhibit A. Any assets added to the Portfolios shall be delivered directly to such custodian. JCC shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. JCC shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

         4. Broker Dealers. Absent written instructions from Investment Manager to the contrary, JCC shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by JCC, which may include brokers or dealers affiliated with JCC. Purchase or sell orders for a Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of JCC. JCC shall use its best efforts to obtain execution of Portfolio transaction at prices that are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. However, JCC may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Portfolio and/or other accounts serviced by JCC. JCC may place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if JCC determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that JCC and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by JCC in managing the Portfolios. In addition, consistent with best execution, JCC may execute Portfolio transactions through brokers and dealers that sell shares of mutual funds advised by JCC or recommend to their customers that they purchase shares of such funds. If JCC determines that any product or service furnished by a broker has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, JCC may allocate the costs of such service or product accordingly. The portion of the product or service that JCC determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. This allocation may create a conflict of interest for JCC.

         5. Fees. Investment Manager shall pay to JCC a monthly fee in accordance with the attached Exhibit B. Investment Manager shall calculate the fee for each month during which JCC provides investment management services based upon the average daily net assets of the Portfolios (including cash or cash equivalents) for each such month. The fee shall be payable to JCC by the fifteenth day of each month. The fee for the first month during which JCC provides investment management services shall be based upon the number of days the account was open in that month. Similarly, if this Agreement is terminated, the fee shall be based upon the number of days the account was open during the month in which the Agreement is terminated.

         6. Expenses. Investment Manager, the Fund and the Portfolios shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by JCC pursuant to this Agreement. JCC shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Investment Manager, the Fund, or the Portfolios, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolios; and
(c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of Investment Manager.

         7.       Representations and Warranties.

                  (a)  Investment Manager represents and warrants the following:

                           (i)      Investment Manager has been duly
                                    incorporated and is validly existing and in good standing as a corporation under the laws of the state of Delaware.

                           (ii) Investment Manager has all requisite corporate power and authority under the laws of Delaware and federal securities laws to execute, deliver and to perform this Agreement.

                           (iii) All necessary corporate proceedings of Investment Manager have been duly taken to authorize the execution, delivery and performance of this Agreement by Investment Manager.

                           (iv)     Investment Manager is a registered
                                    investment adviser under the Investment
                                    Advisers Act of 1940 and is in compliance with all other registrations required.

                           (v) Investment Manager has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

                           (vi) Investment Manager has authority under the Agreement to execute, deliver and perform this Agreement.

                           (vii)    Investment Manager has received a copy of
                                    Part II of JCC's Form ADV.

                  (b)      JCC represents and warrants the following:

                           (i) JCC has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Colorado.

                           (ii) JCC has all requisite corporate power and authority under the laws of Colorado and federal securities laws to execute, deliver and to perform this Agreement.

                           (iii) All necessary corporate proceedings of JCC have been duly taken to authorize the execution, delivery and performance of this Agreement by JCC.

                           (iv) JCC is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with all other registrations required.

                           (v) JCC has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations, of the Securities and Exchange Commission.

         8. Confidentiality and Proprietary Rights. Investment Manager will not, directly or indirectly, and will not permit its affiliates employees, officers, directors, agents, contractors, or the Portfolios to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of JCC, except as necessary for the performance of its duties under this Agreement, or as required by law upon prior written notice to JCC. JCC is the sole owner of the name and mark "Janus." Investment Manager shall not, and shall not permit the Portfolio to, without prior written consent of JCC, use the name or mark "Janus" or make representations regarding JCC or its affiliates. Upon termination of this Agreement for any reason, Investment Manager shall immediately cease, and Investment Manager shall cause the Portfolios to immediately cease, all use of the Janus name or any Janus mark.

         9.       Non-Exclusivity.

            (a) JCC, its affiliates, or any of their directors, officers, employees, or agents may buy, sell, or trade any securities or other investment instruments for their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by JCC of its responsibilities under this Agreement. JCC and its affiliates may act as investment manager to or provide other services with respect to various investment companies and other managed accounts, which advice or services, including the nature of such services, may differ from or be identical to advice given or action taken with respect to the Portfolios. In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolios) in a manner that JCC believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies, and limitations.

                  (b) JCC shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including Investment Manager's code of ethics, unless specifically adopted by JCC.

                  (c) JCC may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolios. Except as necessary to perform this Agreement, JCC shall be deemed to be an independent contractor and shall have no authority, unless otherwise provided or authorized, to act for or represent the Portfolios or Investment Manager in any way or otherwise be deemed an agent of the Portfolios or Investment Manager. Investment Manager and JCC shall not be considered as partners or participants in a joint venture.

         10.      Liability.

                  (a) Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither JCC nor any of its affiliates, officers, directors, officers, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), including without limitation, Losses in connection with pricing information or other information provided by JCC, except for Losses directly resulting from JCC's gross negligence, bad faith, or willful misconduct. Investment Manager and the Fund shall, jointly and severally, hold harmless and indemnify JCC, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from JCC's negligence or its breach of the terms of this Agreement. The obligations contained in this Section 10 shall survive termination of this Agreement.

                  (b) Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither JCC nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

         11.      Duration.

                  (a) This Agreement shall remain in full force and effect for two years from the date it is entered into, and is then renewable annually upon approval by (i) the majority of those members of the Fund's Trustees who are not interested persons of the Fund, the Investment Manager, or JCC, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Trustees or vote of a majority of outstanding voting securities of the applicable Portfolio; provided, however, that if this Agreement or the continuation of this Agreement is not approved, JCC may continue to render services under this Agreement in the manner and to the extent permitted by the 1940 Act and applicable regulations.

                  (b) This Agreement may be terminated as to a Portfolio at any time, without penalty, by JCC, by the Fund's Trustees or by a majority of the outstanding voting securities of the applicable Portfolio, on sixty days' written notice to the other party. This Agreement will immediately terminate in the event of its assignment. Investment Manager shall provide advance written notice of any anticipated assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons," and "assignment" have the same meaning as such terms have in the 1940 Act.)

         12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and JCC, which amendment, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

         13.      General.

                  (a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter and shall continue in full force and effect until terminated. This Agreement shall supersede all prior understandings, agreements, contracts or other documents, including, without limitation, that certain Sub-Investment Advisory Agreement dated
December 15, 1999.

                  (b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

                  (c) This Agreement shall be governed by applicable federal law and the laws of the State of Colorado without regard to choice of laws principals. Investment Manager and the Fund consent to the venue of the Denver District Court of the County of Denver, State of Colorado, or the United States District Court for the District of Colorado and agree that all lawsuits arising from this Agreement shall be conducted only in such courts, unless such courts refuse to accept jurisdiction.

                  (d) This Agreement may be executed in two or more counterparts which together shall constitute one document.

                  (e) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Investment Manager:

                  Phoenix Variable Advisors, Inc.
                  One American Row
                  Hartford, Connecticut 06102-5056
                  Attention: Doreen A. Bonner


         If to JCC:

                  Janus Capital Corporation
                  100 Fillmore Street
                  Denver, CO 80206
                  Attention:  General Counsel


                                     PHOENIX VARIABLE ADVISORS


                                     By:/s/ Simon Y. Tan
                                        ----------------------------------------
                                       Name:  Simon Y. Tan
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------



                                     JANUS CAPITAL CORPORATION


                                     By: /s/ Bonnie M. Howe
                                         ---------------------------------------
                                         Name:  Bonnie M. Howe
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                    Exhibit A
                                  to Exhibit A

Information and documentation provided by Investment Manager:

o        A copy of the Portfolios' registration statement.

o        Copies of the Portfolios' prospectus and statement of additional information.

o        Copies of the Fund's organizational documents, Bylaws, and as applicable to the Portfolio, minutes of meetings of the Trustees of the Fund.

o Notice of the Portfolio's custodian (State Street Bank and Trust Company) designated to hold assets in the Portfolios.

o        A list of the countries approved by the Trustees in accordance with
           Rule 17f-5 in which Portfolio assets may be maintained and a list of those countries available immediately.

o        Certified copies of financial statements or reports prepared for the
           Fund, including the Portfolio, by certified or independent public accountants.

o        Copies of any financial statement or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

o        Reports as to the composition of assets in the Fund, cash requirements and cash available for investment in the Portfolios.

o        Copies of Investment Manager's liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of JCC.

o        A Free-riding and Withholding Questionnaire completed by the Fund.

o        An Internal Revenue Service Form W-9 completed by the Fund.

o        A Qualified Institutional Investor Certification completed by the Fund.

o        A list of persons authorized to act on behalf of the Portfolios.

o        A list of "affiliates" of the Fund, as such term is used in the 1940
           Act, including all broker-dealers affiliated with the Fund.

o        Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation.

o        A list of established futures accounts.

                                    Exhibit B
                                  to Exhibit A

                                    Fee Rate
                                 (on all assets)
                                 ---------------

Series                                                      Fee
------                                                      ---

Phoenix-Janus Core Equity Series                        0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million

Phoenix-Janus Flexible Income Series                    0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million

Phoenix-Janus Growth Series                             0.55% first $100 million
                                                        0.50% next $400 million
                                                        0.45% over $500 million

                                    EXHIBIT B
                        PHOENIX-JANUS CORE EQUITY SERIES
                        --------------------------------
                             SIMILARLY MANAGED FUNDS

--------------------------------------------------- ---------------------------------- --------------------------------------
Name Of Fund                                              Net Assets (Million)                     Advisory Fee
                                                        as of September 30, 2001          (% of average daily net assets)
--------------------------------------------------- ---------------------------------- --------------------------------------
AAL Variable Product Series Fund, Inc. -                   $     6.7                   0.55% first $100 million*
AAL Aggressive Growth Portfolio                                                        0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
The AAL Mutual Funds -                                     $    39.5                   0.55% first $100 million*
AAL Aggressive Growth Fund                                                             0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
American Skandia Trust -                                   $   543.0                   0.50% on all assets*
AST Janus Overseas Growth Portfolio
--------------------------------------------------- ---------------------------------- --------------------------------------
American Skandia Trust -                                   $    52.2                   0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                                     0.50% next $400 million
                                                                                       0.45% next $1.5 billion
                                                                                       0.40% next $3 billion
                                                                                       0.375% next $5 billion
                                                                                       0.35% over $10 billion
--------------------------------------------------- ---------------------------------- --------------------------------------
American Skandia Trust -                                   $    29.7                   0.55% first $100 million*
AST Janus Strategic Value Portfolio                                                    0.50% next $400 million
                                                                                       0.45% next $1.5 billion
                                                                                       0.40% next $3 billion
                                                                                       0.375% next $5 billion
                                                                                       0.35% over $10 billion
--------------------------------------------------- ---------------------------------- --------------------------------------
American Skandia Advisor Funds, Inc. -                     $ 1,035.6                   0.50% first $500 million*
ASAF Janus Capital Growth Fund                                                         0.45% over $500 million
                                                                                       0.40% next $4 billion
                                                                                       0.35% over $5 billion
--------------------------------------------------- ---------------------------------- --------------------------------------
American Skandia Advisor Funds, Inc. -                     $   250.0                   0.50% on all assets*
ASAF Janus Overseas Growth Fund
--------------------------------------------------- ---------------------------------- --------------------------------------
American Skandia Advisor Funds, Inc. -                     $    19.2                   0.55% first $100 million*
ASAF Janus Mid-Cap Growth Fund                                                         0.50% next $400 million
                                                                                       0.45% next $1.5 billion
                                                                                       0.40% next $3 billion
                                                                                       0.375% next $5 billion
                                                                                       0.35% over $10 billion
--------------------------------------------------- ---------------------------------- --------------------------------------
The GCG Trust -                                            $   979.7                   0.55% first $100 million*
Growth Portfolio                                                                       0.50% next $400 million
                                                                                       0.45% next $500 million
                                                                                       0.425% next $2 billion
                                                                                       0.40% over $3 billion
--------------------------------------------------- ---------------------------------- --------------------------------------
The GCG Trust -                                            $    19.5                   0.55% first $100 million*
Special Situations Portfolio                                                           0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
IDEX Mutual Funds -                                        $   167.1                   0.50% first $750 million*+
IDEX Janus Capital Appreciation Fund                                                   0.45% next $250 million
                                                                                       0.425% over $1 billion
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Core Equity Fund                                     $   711.0                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Enterprise Fund                                      $ 2,945.3                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Global Life Sciences Fund                            $ 2,375.5                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Global Technology Fund                               $ 1,968.7                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Global Value Fund                                    $    56.4                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------

--------------------------------------------------- ---------------------------------- --------------------------------------
Name Of Fund                                              Net Assets (Million)                     Advisory Fee
                                                        as of September 30, 2001          (% of average daily net assets)
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Mercury Fund                                         $ 7,875.7                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Olympus Fund                                         $ 2,942.9                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Orion Fund                                           $   561.6                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Overseas Fund                                        $ 4,868.5                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Special Situations Fund                              $   907.0                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Strategic Value Fund                                 $ 1,877.7                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Twenty Fund                                          $14,362.7                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Venture Fund                                         $   966.1                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Aggressive Growth Portfolio                    $ 1,973.8                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Capital Appreciation Portfolio                 $ 1,126.6                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Core Equity Portfolio                          $    12.6                   0.65%++
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Global Life Sciences Portfolio                 $    42.4                   0.65%++
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Global Technology Portfolio                    $   204.1                   0.65%++
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Global Value Fund                              $     1.8                   0.65%++
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen International Growth Fund                      $ 1,232.6                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Aspen Strategic Value Portfolio                      $    13.4                   0.65%++
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Adviser Aggressive Growth Fund                       $   262.0                   0.65%#
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Adviser Capital Appreciation Fund                    $   221.6                   0.65%
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Adviser Core Equity Fund                             $     7.5                   0.65%#
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Adviser Global Value Fund                            $     1.8                   0.65%**
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Adviser International Fund                           $   386.9                   0.65%#
--------------------------------------------------- ---------------------------------- --------------------------------------
Janus Adviser Strategic Value Fund                         $     4.4                   0.65%**
--------------------------------------------------- ---------------------------------- --------------------------------------
JNL Series Trust -                                         $   407.0                   0.55% first $100 million*
JNL/Janus Aggressive Growth Series                                                     0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
JNL Series Trust -                                         $   232.3                   0.55% first $100 million*
JNL/Janus Capital Growth Series                                                        0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
John Hancock Variable Series Trust(1) -                    $   212.5                   0.55% first $100 million*
Mid Cap Growth Fund                                                                    0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
Manufacturers Investment Trust -                           $   109.1                   0.55% first $100 million*
Dynamic Growth Trust                                                                   0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
MassMutual Institutional Funds -                           $   121.1                   0.55% first $100 million*
MassMutual Aggressive Growth Fund                                                      0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
Metropolitan Series Fund, Inc. -                           $   930.5                   0.55% first $100 million*
Janus Mid-Cap Portfolio                                                                0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
Met Investors Series Trust -                               $     7.8                   0.55% first $100 million*
Janus Aggressive Growth Portfolio                                                      0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
Ohio National Fund, Inc. -                                 $    14.1                   0.55% first $100 million*
Aggressive Growth Portfolio                                                            0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------

--------------------------------------------------- ---------------------------------- --------------------------------------
Name Of Fund                                              Net Assets (Million)                     Advisory Fee
                                                        as of September 30, 2001          (% of average daily net assets)
--------------------------------------------------- ---------------------------------- --------------------------------------
Pacific Select Fund -                                      $ 2,076.0                   0.55% first $100 million*
Growth LT Portfolio                                                                    0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- ---------------------------------------
Pacific Select Fund -                                      $    42.5                   0.55% first $100 million*
Focused 30 Portfolio                                                                   0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
Pacific Select Fund -                                      $    67.0                   0.55% first $100 million*
Strategic Value Portfolio                                                              0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
The Travelers Series Trust -                               $ 1,188.9                   0.55% first $100 million*
Capital Appreciation Fund                                                              0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
WM Group of Funds -                                        $   568.0                   0.55% first $100 million*
Growth Fund                                                                            0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------
WM Variable Trust -                                        $   158.1                   0.55% first $100 million*
Growth Fund                                                                            0.50% next $400 million
                                                                                       0.45% over $500 million
--------------------------------------------------- ---------------------------------- --------------------------------------

------------------
* Fees charged by Janus do not reflect the additional fees charged by the primary advisor to the fund. Fees charged by the primary advisor will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
# Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
** Until at least the next annual review of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment advisor to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative service fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                                    EXHIBIT C
                           PHOENIX-JANUS GROWTH SERIES
                           ---------------------------
                             SIMILARLY MANAGED FUNDS

------------------------------------------------- ---------------------------------- ----------------------------------------
                  Name of Fund                        Net Assets (Millions) as                    Advisory Fee
                                                        of September 30, 2001            (% of average daily net assets)
------------------------------------------------- ---------------------------------- ----------------------------------------
Aegon/Transamerica Series Fund, Inc. -                     $   988.9                                  *
Janus Global Portfolio
------------------------------------------------- ---------------------------------- ----------------------------------------
American Skandia Trust -                                   $ 2,149.1                 0.50% first $500 million+
JanCap Growth Portfolio                                                              0.45% next $500 million
                                                                                     0.40% next $4 billion
                                                                                     0.35% over $5 billion
------------------------------------------------- ---------------------------------- ----------------------------------------
IDEX Mutual Funds -                                        $   884.3                 0.50% first $750 million+
IDEX Janus Global Fund                                                               0.45% next $250 million
                                                                                     0.425% over $1 billion
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Fund                                                 $23,323.4                 0.65%
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Fund 2                                               $   362.4                 0.65%
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Worldwide Fund                                       $19,956.7                 0.65%
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Aspen Growth Portfolio                               $ 2,388.4                 0.65%
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Aspen Worldwide Growth Portfolio                     $ 5,248.5                 0.65%
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Adviser Growth Fund                                  $   221.5                 0.65%++
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Adviser Worldwide Fund                               $   838.4                 0.65%++
------------------------------------------------- ---------------------------------- ----------------------------------------
JNL Series Trust -                                         $   366.3                 0.55% first $100 million+
Global Equities Series                                                               0.50% next $400 million
                                                                                     0.45% over $500 million
------------------------------------------------- ---------------------------------- ----------------------------------------
Lincoln National Capital Appreciation Fund,                $ 1,002.8                 0.55% first $100 million+
Inc. - Capital Appreciation Fund                                                     0.50% next $400 million
                                                                                     0.45% over $500 million
------------------------------------------------- ---------------------------------- ----------------------------------------
Metropolitan Series Fund, Inc. -                           $     6.3                 0.55% first $100 million+
Janus Growth Portfolio                                                               0.50% next $400 million
                                                                                     0.45% over $500 million
------------------------------------------------- ---------------------------------- ----------------------------------------

--------------------
* Janus receives a fee equal to 50% of the fee received by the primary investment adviser.
+ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
++ Until at least July 31, 2001, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                               EXHIBIT C CONTINUED
                           PHOENIX-JANUS GROWTH SERIES
                             SIMILARLY MANAGED FUNDS

FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME


                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------

The GCG Trust --                                 $    66.0           0.55% first $100 million(*)
Growth and Income Portfolio                                          0.50% next $400 million
                                                                     0.45% over $500 million

IDEX Mutual Funds --                             $    18.6           0.55% first $100 million*+
IDEX Janus Growth and Income Fund                                    0.50% next $400 million
                                                                     0.45% over $500 million

Janus Growth and Income Fund                     $ 6,352.9           0.65%
Janus Aspen Growth and Income Portfolio          $   157.8           0.65%
Janus Adviser Growth and Income Fund             $    41.5           0.65%++

JNL Series Trust --                              $    19.1           0.55% first $100 million*
JNL Growth and Income Series                                         0.50% next $400 million
                                                                     0.45% over $500 million

Scudder Variable Series II --                    $   132.8           0.55% first $100 million*
SVS Growth and Income Portfolio                                      0.50% next $400 million
                                                                     0.45% over $500 million


---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                               EXHIBIT C CONTINUED
                           PHOENIX-JANUS GROWTH SERIES
                             SIMILARLY MANAGED FUNDS

FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH
PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME


                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------

IDEX Mutual Funds --                             $   469.5           0.50% first $750 million*+
IDEX Janus Balanced Fund                                             0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Balanced Fund                              $ 4,323.5           0.65%
Janus Aspen Balanced Portfolio                   $ 3,340.9           0.65%
Janus Adviser Balanced Fund                      $   521.2           0.65%++

Jefferson Pilot Variable Funds, Inc. --          $    63.9           0.55% first $100 million*
JPVF Balanced Portfolio                                              0.50% next $400 million
                                                                     0.45% over $500 million

JNL Series Trust --                              $    69.9           0.55% first $100 million*
JNL/Janus Balanced Series                                            0.50% next $400 million
                                                                     0.45% over $500 million


---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                              EXHIBIT C CONTINUED
                          PHOENIX-JANUS GROWTH SERIES
                            SIMILARLY MANAGED FUNDS


FUNDS SEEKING CURRENT INCOME


                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------

Janus Federal Tax-Exempt Fund                  $   121.8           0.60% of first $300 million#
                                                                   0.55% over $300 million
Janus High-Yield Fund                          $   398.2           0.75% of first $300 million#
                                                                   0.65% over $300 million
Janus Short-Term Bond Fund                     $   498.6           0.65% of first $300 million#
                                                                   0.55% over $300 million


---------------
# Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be July 1, 2002).

                                    EXHIBIT D
                      PHOENIX-JANUS FLEXIBLE INCOME SERIES
                      ------------------------------------
                             SIMILARLY MANAGED FUNDS

------------------------------------------------- ---------------------------------- ----------------------------------------
Name of Fund                                            Net Assets (Millions)                     Advisory Fee
                                                      as of September 30, 2001           (% of average daily net assets)
------------------------------------------------- ---------------------------------- ----------------------------------------
IDEX Mutual Funds -                                        $    81.4                 0.45% first $100 million*+
IDEX Janus Flexible Income Fund                                                      0.40% next $150 million
                                                                                     0.35% over $250 million
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Flexible Income Fund                                 $ 1,257.0                 0.65% of first $300 million++
                                                                                     0.55% over $300 million
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Aspen Flexible Income Portfolio                      $   366.2                 0.65% of first $300 million#
                                                                                     0.55% over $300 million
------------------------------------------------- ---------------------------------- ----------------------------------------
Janus Adviser Flexible Income Fund                         $     7.6                 0.65% of first $300 million**
                                                                                     0.55% over $300 million
------------------------------------------------- ---------------------------------- ----------------------------------------

-----------------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ Purposes of an expense limit, Janus has agreed to waive a portion its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreement (anticipated to be on or around July 1, 2002).
# Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only) brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
** Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                               EXHIBIT D CONTINUED
                      PHOENIX-JANUS FLEXIBLE INCOME SERIES
                             SIMILARLY MANAGED FUNDS


FUNDS SEEKING MAXIMUM CURRENT INCOME TO EXTENT CONSISTENT WITH
STABILITY OF CAPITAL


                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------

Janus Government Money Market Fund                 $ 1,525.0                       0.20%*
Janus Money Market Fund                            $15,216.1                       0.20%*
Janus Tax-Exempt Money Market Fund                 $   271.7                       0.20%*
Janus Aspen Money Market Portfolio                 $   123.2                       0.25%+
Janus Adviser Money Market Fund                         17.6                      0.25%++


---------------
* Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be on or around July 1, 2002).
+ Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreements (anticipated to be on or around July 1, 2002).
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                          THE PHOENIX EDGE SERIES FUND
                               101 Munson Street
                              Greenfield, MA 01301

         These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o  Through the Internet at www.proxyweb.com;
o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;
o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or
o  In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

                          THE PHOENIX EDGE SERIES FUND

         The undersigned shareholder of The Phoenix Edge Series Fund (the "Fund") hereby appoints Doreen A. Bonner, Karen L. Kinne and Richard J. Wirth, and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on March 18, 2002 at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06102, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Fund for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth on the reverse. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WHO RECOMMEND A VOTE "FOR" THE PROPOSAL.

         SPECIFY DESIRED ACTION BY CHECK MARK IN THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH SPECIFICATION, THE PERSONS NAMED PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE BY VOTING SHARES REPRESENTED BY THIS PROXY IN FAVOR OF THE PROPOSAL.

         Please fill in box(es) as shown using black or blue ink or number 2
pencil. PLEASE DO NOT USE FINE POINT PENS.   [X]

FUND NAME PRINTS HERE [__________]


                                                                           ---------- ---------------- ---------------

                                                                              FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ---------- ---------------- ---------------
Proposal 1:
-----------

To consider and approve a new subadvisory agreement between Phoenix           [ ]           [ ]             [ ]
Variable Advisors, Inc. and Janus Capital Corporation.


-------------------------------------------------------------------------- ---------- ---------------- ---------------

----------------------------------------------------------------------------------------------------------------------
Proposal 2:
-----------

To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

----------------------------------------------------------------------------------------------------------------------

                                        Date:
                                             -------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        ----------------------------------------
                                        Signature Joint Owner(s)

Please date and sign exactly as your name appears hereon. Corporate proxies should be signed by an authorized officer.

Please fold and detach card at perforation before mailing.

                          THE PHOENIX EDGE SERIES FUND
                               101 Munson Street
                              Greenfield, MA 01301

                            VOTING INSTRUCTIONS CARD

         Instructions of Policyholder/Contractowner for Voting Shares of

                          THE PHOENIX EDGE SERIES FUND

         These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of the Fund is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

o  Through the Internet at www.proxyweb.com;
o By telephone, with a toll-free call to the Fund's proxy tabulator, at 1-888-221-0697;
o By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or
o  In person at the Special Meeting.

         We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

         The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix"), hereby instructs Phoenix to cause the shares of The Phoenix Edge Series Fund ("Fund"), allocable to Policyholder or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Fund to be held on March 18, 2002 at the offices of Phoenix Life Insurance Company, One American Row, Hartford, Connecticut 06102, and at any and all adjournments or postponements thereof, in the manner directed on the reverse with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

         THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND WHO RECOMMEND A VOTE "FOR" THE PROPOSAL.

         The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

         Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

FUND NAME PRINTS HERE [__________]


                                                                           ---------- ---------------- ---------------

                                                                              FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ---------- ---------------- ---------------
Proposal 1:
-----------

To consider and approve a new subadvisory agreement between Phoenix           [ ]           [ ]             [ ]
Variable Advisors, Inc. and Janus Capital Corporation.

-------------------------------------------------------------------------- ---------- ---------------- ---------------

                                                                           ---------- ---------------- ---------------

                                                                              FOR         AGAINST         ABSTAIN
-------------------------------------------------------------------------- ---------- ---------------- ---------------
Corporation.

-------------------------------------------------------------------------- ---------- ---------------- ---------------
Proposal 2:
-----------

To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

----------------------------------------------------------------------------------------------------------------------

                                        Date:
                                             -------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



       ------------------------------------------------------------------
             Signature of Participant / Signature Joint Owner(s)

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL PARTICIPANTS SHOULD SIGN THIS VOTING INSTRUCTION; BUT IF ONE PARTICIPANT SIGNS, THIS SIGNATURE BINDS THE OTHER PARTICIPANT(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

           Please fold and detach card at perforation before mailing.